                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     / /

Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             [NAME OF REGISTRANT]
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         [NAME OF FILER IF APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                     [LOGO]
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 1997

                         ------------------------------

                                                             Hauppauge, New York
                                                                  March 25, 1997

To the Stockholders of
     AUDIOVOX CORPORATION:

     The Annual Meeting of Stockholders of Audiovox Corporation (the 'Company') will be held on May 16, 1997 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, at 10 A.M., Local Time, for the following purposes:

          1. To elect a Board of nine Directors;

          2. To consider and act upon a proposal to adopt a 1997 Stock Option Plan, as set forth in Exhibit A;

          3. To consider and act upon a proposal to adopt a 1997 Restricted Stock Plan, as set forth in Exhibit B;

          4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement which accompanies this Notice and to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on March 19, 1997 will be entitled to vote at the Annual Meeting of Stockholders or any adjournment thereof. Please complete, sign, date and return the enclosed Proxy Card at your earliest convenience.

     A copy of the Annual Report for the year ended November 30, 1996 is also enclosed.

                                                   AUDIOVOX CORPORATION
                                           By order of the Board of Directors,
                                                    CHRIS LIS JOHNSON,
                                                        Secretary

                              AUDIOVOX CORPORATION
                              150 MARCUS BOULEVARD
                           HAUPPAUGE, NEW YORK 11788

                         ------------------------------


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1997
                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The Annual Meeting of Stockholders of Audiovox Corporation, (the 'Company'), will be held on May 16, 1997 at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York at 10:00 A.M. Local Time for the purposes set forth in the accompanying Notice of Annual Meeting. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF AUDIOVOX CORPORATION FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. Proxies given pursuant to this solicitation may be revoked at any time prior to the voting thereof (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Stockholders and oral notice to the Secretary of such revocation); once voted, however, proxies may not be retroactively revoked. Duly executed proxies received prior to the meeting will be voted in accordance with the specifications therein. This Proxy Statement and form of proxy are being mailed to stockholders beginning approximately March 27, 1997.

                         OUTSTANDING VOTING SECURITIES

     The Company has two classes of capital stock outstanding: Class A Common Stock, par value $.01 per share and Class B Common Stock, par value $.01 per share. As of March 19, 1997, there were issued and outstanding 16,901,339 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock. Proxies are solicited to give all stockholders of record on the books of the Company at the close of business on March 19, 1997 an opportunity to vote on matters that come before the meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. The holders of the Class A Common Stock are entitled to vote for the election of three of nine directors and for all other matters properly presented to the meeting. The holders of the Class B Common Stock are entitled to vote for the election of six of nine directors and for all other matters properly presented to the meeting.

                                  RECORD DATE

     Only stockholders of record at the close of business on March 19, 1997 will be entitled to vote at the Meeting.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of March 19, 1997, certain information with regard to ownership of any Class of Common Stock by (i) each beneficial owner of five percent (5%) or more of the outstanding shares of any Class of Common Stock, (ii) to the knowledge of the company based upon filings with the Securities and Exchange Commission, except where otherwise indicated; each director, nominee for director and each executive officer named in the Summary Compensation Table; and, (iii) all directors and executive officers of the Company as a group:


                                                                    TITLE OF CLASS                            PERCENT
                                                                      OF COMMON          SOLE VOTING OR         OF
                      NAME AND ADDRESS(1)                              STOCK(2)         INVESTMENT POWER       CLASS
----------------------------------------------------------------    --------------      ----------------      -------
John J. Shalam .................................................        Class A             5,634,939(3)        30.0%
  150 Marcus Blvd.                                                      Class B             1,883,198           83.3%
  Hauppauge, New York
Philip Christopher .............................................        Class A               340,154(4)          --(5)
  150 Marcus Blvd.                                                      Class B               260,954           11.5%
  Hauppauge, New York
All directors and officers as a group (10 persons)..............        Class A             5,977,093           31.4%
                                                                        Class B             2,144,152           94.8%

------------------
(1) Cede & Co., nominee of Depository Trust Co., 55 Water Street, New York, New York 10041, was the owner of 13,091,084 shares of Class A and it is believed that none of such shares was beneficially owned.

(2) Includes as beneficially owned for each person listed those shares of Class A Common Stock into which Class B Common Stock beneficially owned by such person may be converted upon the exercise of the conversion right of the Class B Common Stock.

(3) The amount shown excludes 2,202 and 116,802 shares of Class A and Class B Common Stock, respectively, held in three irrevocable trusts for the benefit of Marc, David and Ari, the children of John J. Shalam, with respect to which shares Mr. Shalam disclaims any beneficial ownership.

(4) Includes for Mr. Christopher, 75,000 shares issuable with respect to options exercisable within 60 days under the Company's Stock Option Plans.

(5) Amount shown is less than 5% of the Class.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

NOMINEES FOR ELECTION OF DIRECTORS

     Each of the nominees for director named below, other than Paul C. Kreuch, Jr., has served as a member of the present Board of Directors since the last meeting of stockholders and each has served continuously since the year indicated. The directors will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

     If any nominee becomes unable or unwilling to accept nomination or election, the proxies will be voted for another person, designated by the Board of Directors. The management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office.

     The following persons have been nominated and are proposed to be elected:

                                                                                                            DIRECTOR
     NAME AND PRINCIPAL OCCUPATION                                                                   AGE     SINCE
--------------------------------------------------------------------------------------------------   ---    --------
CLASS A DIRECTORS
Gordon Tucker
  Rabbi, Temple Israel Center of White Plains, N.Y................................................   45       1987
Irving Halevy
  Industrial Relations Consultant.................................................................   80       1987
Paul C. Kreuch, Jr.
  Senior Vice President, Handy HRM Corp...........................................................   59       1997

CLASS B DIRECTORS
John J. Shalam
  President and Chief Executive Officer...........................................................   63       1960
Philip Christopher
  Executive Vice President........................................................................   48       1973
Charles M. Stoehr
  Senior Vice President and Chief Financial Officer...............................................   50       1987
Patrick M. Lavelle
  Senior Vice President, Automotive Electronics Division..........................................   45       1993
Ann M. Boutcher
  Vice President, Marketing.......................................................................   46       1995
Richard Maddia
  Vice President, MIS.............................................................................   38       1996

     Gordon Tucker has served as a director of the Company since 1987. Dr. Tucker has been Rabbi of Temple Israel Center of White Plains, New York since August 1994. He has also been an assistant Professor of Philosophy at the Jewish Theological Seminary of America since 1979. From 1984 through 1992, he was also Dean of the Rabbinical School at the Seminary.

     Irving Halevy has served as a director of the Company since 1987. Mr. Halevy is a retired professor of Industrial Relations and Management at Fairleigh Dickinson University where he taught from 1952 to 1986. He also is a panel member of the Federal Mediation and Conciliation Service.

     Paul C. Kreuch, Jr. was elected to the Board of Directors in February 1997. Mr. Kreuch has been a Senior Vice President of Handy HRM Corp., an executive search firm, since June 1996. At Handy HRM, Mr. Kreuch is a member of the Financial Services Practice and recruits for financial institutions and corporate entities. From 1993 through 1996, Mr. Kreuch was an Executive Vice President of NatWest Bank N.A. and prior thereto, was President of National Westminster Bank USA.


     John J. Shalam has served as President, Chief Executive Officer and Director of the Company since 1987. Mr. Shalam also serves as president and a director of most of the Company's operating subsidiaries. From 1960 to 1987, Mr. Shalam was president and a director of the Company's predecessor, Audiovox Corp.

     Philip Christopher, Executive Vice President of the Company, has been with the Company since 1970 and has held his current position since 1983. Prior thereto he was Senior Vice President of the Company. Mr. Christopher is also President of the Company's cellular subsidiary, Audiovox Communications Corp. From 1973 through 1987 he was a director of the Company's predecessor, Audiovox Corp.

     Charles M. Stoehr has been Chief Financial Officer since 1979 and was elected Senior Vice President in 1990. Mr. Stoehr has been a director of the Company since 1987. From 1979 through 1990 he was a Vice President of the Company.

     Patrick M. Lavelle, was elected Senior Vice President of Automotive Electronics in 1996 and has been a Vice President of the Company since 1982. He has responsibility for marketing and selling the Auto Sound, Auto Security and Accessory product lines. Mr. Lavelle was elected to the Board of Directors in 1993.

     Ann M. Boutcher has been a Vice President of the Company since 1984. Ms. Boutcher's responsibilities include the development and implementation of the Company's advertising, sales promotion and public relations programs. Ms. Boutcher was elected to the Board of Directors in 1995.

     Richard Maddia has been a Vice President of the Company since 1992. Prior thereto, Mr. Maddia was Assistant Vice President, MIS. Mr. Maddia's responsibilities include development and maintenance of the Company's information systems. Mr. Maddia was elected to the Board of Directors in 1996.

     MANAGEMENT RECOMMENDS VOTING 'FOR' THE ELECTION OF TUCKER, HALEVY, KREUCH, SHALAM, CHRISTOPHER, STOEHR, LAVELLE, BOUTCHER AND MADDIA AS DIRECTORS. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED 'FOR' THE ELECTION OF SUCH NOMINEES.

                    RECENT HISTORY AND CERTAIN TRANSACTIONS

     The Company leases certain of its office, warehouse and distribution facilities from certain executive officers of the Company or from entities in which such individuals own a controlling interest. The following table identifies leases to which any such executive officer or entity is a party and which, either alone or when combined with all other leases in which such executive officer has an interest, involve more than $60,000. The table identifies the property which is subject to such lease, the owner of such property, and the amount of rent paid by the Company during the fiscal year ended November 30, 1996.


     PROPERTY                                        EXPIRATION               OWNER OF           RENT PAID DURING
     LOCATION                                           DATE                  PROPERTY           FISCAL YEAR 1996
-----------------------------------------------   -----------------   ------------------------   ----------------
150 Marcus Blvd. ..............................   Oct. 31, 1997       John J. Shalam                 $396,000
Hauppauge, NY
16808 Marquardt Avenue ........................   January 31, 1999    Marquardt Associates(1)         119,016
Cerritos, CA
55 Plant Ave ..................................   Month to Month      John J. Shalam                   17,408
Hauppauge, NY

------------------
(1) Marquardt Associates is a California partnership consisting of four individuals including John J. Shalam, who owns 60% of the partnership, Philip Christopher, who owns 10%, James Wohlberg who owns 5%, and John J. Shalam's brother-in-law, who owns 25%.

     The Company believes that the terms of each of the foregoing leases are no less favorable to the Company than those which could have been obtained from unaffiliated third parties. To the extent that conflicts of interest arise between the Company and such persons in the future, such conflicts will be resolved by a committee of independent directors.

THE BOARD OF DIRECTORS AND COMMITTEES

  Board of Directors

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee but does not have a standing nominating committee. The Board of Directors held 10 meetings during the fiscal year ended November 30, 1996. All incumbent directors attended 75% or more of the aggregate number of Board and related committee meetings during the year.

  Executive Committee

     The Executive Committee which held no meetings during fiscal 1996, consists of five members, namely, John J. Shalam, Philip Christopher, Charles M. Stoehr, Gordon Tucker and Irving Halevy. The primary function of the Executive Committee is to act upon matters when the Board is not in session. The Committee has full power and authority of the Board in the management and conduct of the business and affairs of the Company.

  Audit Committee

     The Audit Committee, which held one meeting in fiscal 1996, consists of three members, namely Mr. Gordon Tucker, Mr. Irving Halevy and Mr. Paul C. Kreuch, Jr. The Audit Committee reviews and approves the accounting principles and policies of the Company and the appropriate internal control procedures, supervises the Company's independent auditors and exercises all other powers normally associated with an audit committee of a publicly held company.

  Compensation Committee

     The Compensation Committee, which held 2 meetings in 1996, consists of three members, namely, Messrs. Halevy, Tucker and Kreuch. The Compensation Committee recommends to the Board of Directors remuneration arrangements for senior management and the directors, approves and administers other compensation plans, including the profit sharing plan of the Company, in which officers, directors and employees participate. Mr. Kreuch was elected to serve on this Committee effective January 23, 1997.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth a summary for the 1996, 1995 and 1994 fiscal years of all compensation paid to the Chief Executive Officer and the four most highly compensated executive officers whose individual compensation exceeded $100,000.(1)

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION
                                                 ANNUAL                        AWARDS
                                              COMPENSATION        ---------------------------------
           NAME AND                       --------------------    RESTRICTED         SECURITIES           ALL OTHER
      PRINCIPAL POSITION          YEAR     SALARY      BONUS      STOCK($)(2)    UNDERLYING OPTIONS    COMPENSATION(3)
-------------------------------   ----    --------    --------    -----------    ------------------    ---------------
John J. Shalam
  President and CEO............   1996    $450,000    $180,000        --                  --               $ 1,865
                                  1995     450,000      68,891(4)     --               175,000               3,593
                                  1994     398,077     645,920        --                  --                 2,900
Philip Christopher
  Executive Vice
  President....................   1996     450,000     120,000        --                  --                 2,216
                                  1995     450,000      67,552(5)  $  65,000            30,000               2,070
                                  1994     450,000     395,005       171,875            75,000               2,905
Charles M. Stoehr,
  Senior Vice President
  and CFO......................   1996     288,000      30,000        --                  --                 2,393
                                  1995     302,610(6)    --           16,250             7,500               2,749
                                  1994     238,461     288,398       255,000            30,000               3,364
Patrick M. Lavelle,
  Senior Vice President........   1996     200,000     200,600        --                  --                 2,234
                                  1995     200,000     153,201(7)     48,750            17,500               3,262
                                  1994     125,000     218,400        34,000             5,000               3,364

------------------
(1) Only three executive officers, in addition to the CEO, had total compensation in excess of $100,000 for the fiscal year ended November 30, 1996.


(2) The values reported are based on the closing market price of the Company's Class A Common Stock on the date of grant. The value of all Restricted Stock grants, based on the value of the company's shares at November 30, 1996, were as follows: Philip Christopher, $183,750, Charles M. Stoehr, $91,875, and Patrick M. Lavelle, $49,875. The shares of Restricted Stock may vest dependent upon the achievement of a rolling

                                              (Footnotes continued on next page)

(Footnotes continued from previous page) three year earnings per share goal and/or continued employment with the Company. Shares of Restricted Stock are entitled to receive dividends.

(3) Amounts shown represent actual contributions by the Company to the Audiovox Corporation Profit Sharing and 401(k) Plan allocated or to be allocated to the accounts of the respective officers for the fiscal years indicated.

(4) This amount represents $16,968 of bonus and $51,923 of salary earned in fiscal 1994 and paid in fiscal 1995.

(5) This amount represents bonus earned in fiscal 1994 and paid in fiscal 1995.

(6) This amount represents $11,539 of salary which was earned in fiscal 1994 and paid in fiscal 1995.

(7) This represents a $68,201 bonus earned in fiscal 1994 and paid in fiscal 1995 and a $45,000 bonus earned in fiscal 1995 and a $40,000 bonus earned in fiscal 1995 and paid in fiscal 1996.

                    OPTION GRANTS IN LAST FISCAL YEAR (1996)

     No options were granted in the fiscal year ended November 30, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                                                  NUMBER OF
                                                                                 SECURITIES            VALUE OF
                                                                                 UNDERLYING           UNEXERCISED
                                                                                 UNEXERCISED         IN-THE-MONEY
                                                                                 OPTIONS AT           OPTIONS AT
                                                                              NOVEMBER 30, 1996    NOVEMBER 30, 1996
                                                                              -----------------    -----------------
                                                                                EXERCISABLE/         EXERCISABLE/
     NAME                                                                       UNEXERCISABLE        UNEXERCISABLE
---------------------------------------------------------------------------   -----------------    -----------------
John J. Shalam.............................................................          0/175,000           $0/$0
Philip Christopher.........................................................     75,000/204,000            0/0

Charles M. Stoehr..........................................................     60,000/94,500             0/0
Patrick M. Lavelle.........................................................     10,000/104,500            0/0

------------------
(1) No options were exercised by the named individuals in fiscal 1996.

                           COMPENSATION OF DIRECTORS

     For their service, members of the Board of Directors who are not salaried employees of the Company receive an annual retainer of $10,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of three outside directors, Gordon Tucker, Irving Halevy and Paul C. Kreuch, Jr.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

TO THE BOARD OF DIRECTORS:

     The Compensation Committee of the Board of Directors which consists entirely of outside directors, reviews and approves compensation for the Company's executive officers and oversees and administers the Company's stock option and restricted stock plans. The Compensation Committee recommends compensation for the CEO, and the Board of Directors approves such recommendations. The CEO's recommended compensation for other executive officers of the Company is first approved by the Compensation Committee and then by the full Board of Directors.

     The Company's policy on executive compensation is to provide competitive compensation based on both corporate and individual performance which will attract, motivate and retain executives with superior abilities. Compensation for the Company's executive officers consists of salary, bonus and long-term incentive awards, typically in the form of stock options or restricted stock. Executive officers also participate in a profit sharing plan, a medical plan and other benefits available to employees generally.

     The Committee's philosophy is to provide compensation programs based on both an individual's responsibilities, achievements and performance as well as the Company's overall performance. The Company does not have any employment agreements with its executive officers.

     The executive officers' performance is measured by each officer's individual performance, the financial results of their respective division and, in certain instances, the overall performance of the Company. Base salaries for the Company's executive officers are fixed at levels commensurate with the competitive amounts paid to senior executives with comparable qualifications at companies engaged in the same or similar businesses. Certain executive officers' salaries, such as Messrs. Christopher and Lavelle, are closely tied to the individual executive's success in achieving financial performance goals within his division. Mr. Stoehr's compensation was based upon his dedication to the improvement of the Company's operating systems and the successful completion of the convertible bond exchange.
     The Company's performance is evaluated in terms of the attainment of corporate objectives, both short-term and long-term, which impact the growth and economic stability of the Company.

     The Compensation Committee has fixed the base salary of the Chief Executive Officer based on competitive compensation data, the Committee's assessment of Mr. Shalam's past performance and its expectation as to his future contributions in guiding and directing the Company and its business. The bases for the Committee's determinations regarding Mr. Shalam's compensation in fiscal 1996 included the improved financial results of the Company, the expansion of the Company's domestic and overseas markets and the overall improvement in the Company's operational performance. Mr. Shalam's bonus for fiscal 1996 was calculated on the Company's pre-income tax profit before certain non-operating events.
                                          IRVING HALEVY
                                          GORDON TUCKER
                                          PAUL C. KREUCH

                               PERFORMANCE GRAPH
                                 [LINE GRAPH]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                 FISCAL YEAR ENDING
COMPANY            1991     1992     1993     1994     1995     1996

AUDIOVOX CORP      100     383.33   1158.33  475.00   433.33   350.00
SIC CODE INDEX     100     139.81    153.76  148.09   179.61   200.26
AMEX MARKET INDEX  100     107.61    124.17  118.18   148.50   160.19

     The annual changes for the five year period are based on the assumption that $100 had been invested on December 1, 1991, and that all quarterly dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on November 30, 1996.

       PROPOSAL TO ADOPT THE AUDIOVOX CORPORATION 1997 STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

THE EXISTING STOCK OPTION AND RESTRICTED STOCK PLANS

     The Company's existing stock plans are the 1987 Stock Option Plan, the 1993 Stock Option Plan, the 1994 Stock Option Plan, the 1987 Restricted Stock Plan, as amended and the 1994 Restricted Stock Plan. The aggregate number of shares available under the Plans is 1,000,000 Class A Shares. These plans were adopted in 1987, 1993 and 1994. The duration of the Stock Option Plans is indefinite, however, in conformity with the I.R.C. Section422A, the 1987 Stock Option Plans only permit the award of incentive stock options for ten years after date of approval of the plan. The Restricted Stock Plans by their terms expire on April 27, 1997 and 2004, respectively. Presently, there are approximately 915,250 options outstanding under the Stock Option Plans and 79,000 awards have been granted under the Restricted Stock Plans. It is the purpose of the current proposals (Items 2 and 3 on the Proxy Card) to adopt a new 1997 Stock Option Plan and a 1997 Restricted Stock Plan. The aggregate number of shares available under the new Plans and the existing plans will be 2,000,000 shares.

ADOPTION OF 1997 STOCK OPTION PLAN BY THE BOARD
     To enable the Company to continue to grant stock options, including incentive stock options, the Board on March 18, 1997 adopted the 1997 Stock Option Plan, which is now being presented to the stockholders for approval.

     The affirmative vote of a majority of the shares entitled to vote at the meeting is necessary for approval of the 1997 Stock Option Plan. If so approved, the Plan will become effective immediately.

     The following description of the material features of the Plan is qualified in its entirety by the terms of the Plan, a copy of which is included as Exhibit A to this Proxy Statement. Shareholders are urged to read the Plan.

PURPOSE

     The Plan is intended to provide a method whereby key employees and directors of the Company and its affiliates who are responsible for the management and growth of the business and who are making a substantial contribution to its success may be encouraged to acquire stock ownership in the Company. Stock ownership by key employees and directors should increase their proprietary interest in the business, provide them with greater incentive to carry out their duties in a manner which will benefit the Company and encourage them to continue to serve and to promote the interests of the Company and its stockholders.

AMOUNT OF SHARES

     The aggregate number of shares of Class A Common Stock for which Options ('Options') may be granted under the 1993 Stock Option Plan, together with Awards granted under the 1997 Restricted Stock Plan, is 1,000,000 shares.

     Shares covered by unexercised or canceled options or expired, forfeited or canceled Awards will be available for granting of other Options or Awards.

     Provision has also been made for adjustments to prevent dilution or enlargement of rights in the event of a stock merger, recapitalization, reorganization, stock split-up or other extraordinary corporate transaction.

ADMINISTRATION OF THE PLAN

     The Plan is administered by the Compensation Committee (the 'Committee') of the Board of Directors of the Company, the members of which Committee are not and will not within one year before or after their service on the Committee be eligible to participate in the Plans. Subject to the provisions of the Plan, the

Committee has full authority to select recipients of Options, to determine the number of shares covered by each Option, the exercise price of each Option, the time or times at which Options will be granted and will become exercisable and certain other terms of Options granted.

ELIGIBLE PARTICIPANTS

     Non-qualified Stock Options will be granted only to persons selected by the Committee who are employees or directors of the Company or any of its affiliates. Incentive stock options will be granted only to persons selected by the Committee who are employees of the Company or any of its affiliates. At March 24, 1997, approximately 927 employees and 6 directors of the company and its affiliates were eligible to participate in the Plan.

DURATION OF THE PLAN

     The duration of the Stock Option Plan is indefinite, although no incentive stock options may be granted under the Plan after March 18, 2007. The Company may, at any time, terminate or suspend the Plan; provided, however, no amendment may be made without the approval of the stockholders of the Company which would
(i) increase the total number of shares as to which Options may be granted either to all individuals or any one individual; (ii) change the minimum option price; (iii) increase any maximum stated period during which Options may be exercised; (iv) permit any employee who owns more than 10% of the total combined voting power of all classes of stock of the Company to exercise an incentive stock option more than five years after it has been granted; or (v) extend the period of the Plan with respect to incentive stock options. No Option may be granted during any suspension of the Plan or after the Plan has been terminated. No amendment, suspension or termination of the Plans may, without the consent of the holder, alter or impair any of the rights or obligations granted thereunder provided, however, that the Committee retains the right to cancel or accelerate the Options without the consent of the holder.

CONSIDERATION TO BE RECEIVED

     The exercise price of incentive stock options may not be less than the fair market value of the Company's Class A Common Stock on the date of grant and may not be less than 110% of such fair market value with respect to any incentive stock option granted to an Option holder who owns more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate. Any incentive stock option granted to an Option holder who owns more than 10% of such total combined voting power may not be exercisable after the expiration of five years from the date such Option is granted. The aggregate fair market value of Class A Common Stock with respect to which an incentive stock option is exercisable for the first time by an Option holder under the Plan and all other incentive stock option plans of the Company and its affiliates may not exceed $100,000 during any calendar year.

     The exercise price of non-qualified stock options is determined by the Committee but may not be less than 50% of the fair market value of the Company's Class A Common stock on the date of grant.

     The fair market value of each share is deemed to be the low sales price of the stock reported by the principal exchange on which the stock is traded on the date the Option is granted or, if not so traded, the value as determined in the most current independent appraisal of the value of the Company's stock.

TERMINATION AND RESTRICTIONS

     Each Option granted shall be exercisable for such period as the Committee shall determine, although no incentive stock option shall be exercisable more than ten years following the date it was granted.

     No option granted is transferable by an Option holder other than by will or the laws of descent and distribution or as permitted by the Committee in certain limited circumstances and if so provided in the Option Agreement. If an Option holder dies while in the employ or while a member of the Board of Directors of the Company or an affiliate, those persons who lawfully acquire the right to exercise any such Option may do so upon such terms specified in the applicable stock option agreement or such other terms as the Committee may specify. The Option will terminate if not exercised within twelve months after the Option holder's death.

     Should an Option holder's employment or membership on the Board of Directors terminate by reason other than death, all rights to exercise a non-qualified stock option shall expire on the date of such termination. Incentive stock options may be exercised during employment or within three months after termination (other than by reason of death), except as noted below, as to any shares of class A Common stock which the Option holder was eligible to purchase as of the date of such termination.

     Should an Option holder's employment terminate by reason of disability, an incentive stock option will terminate if not exercised, to the extent the Option holder would have been entitled to do so on the date of termination, within twelve months after the termination due to disability. In the event an Option holder's employment is terminated for 'cause' (as defined in the stock Option
Plan), all rights to exercise an Option shall expire on the date of termination.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences to the Company and the participants in the Plan of the grant and exercise of incentive stock options and non-qualified stock options under currently applicable provisions of the Internal Revenue Code of 1986 (the 'Code') are substantially as follows:

     No income is recognized by an Option holder when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option an Option holder is treated as having received ordinary income at the time of exercise in an amount equal to the excess of the then fair market value of the Class A Common Stock acquired over the option price paid. The Company receives a corresponding deduction for the Company's taxable year in which or with which ends the taxable year in which such amount is includable in the taxable income of the Option holder. The Option holder's basis in the Class A Common Stock acquired upon exercise of a non-qualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Class A Common Stock is treated as long-term or short-term capital gain or loss, depending upon the period the stock has been held.

     No income is recognized by an Option holder when an incentive stock option is granted or exercised. If the stock obtained upon exercise is sold more than one year after exercise and two years after grant, the excess of the amount realized on the sale over the option price paid is taxable to the Option holder as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an incentive stock option or the sale of the stock acquired upon exercise if the stock is held by the Option holder for the requisite periods.

     If, however, the Class A Common stock acquired upon exercise of an incentive stock option is sold less than one year after exercise or less than two years after grant, the lesser of (i) the excess of the fair market value on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the adjusted basis is taxable to the Option holder as ordinary income and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as long-term or short-term capital gain, depending on the length of time the stock is held.

     The excess of the fair market value of the stock on the date of exercise of any incentive stock option over the option price will constitute an 'adjustment' which, in certain instances, may result in the Option holder being subject to the alternative minimum tax. The alternative minimum tax is applicable only if it exceeds an Option holder's regular tax, therefore it may not apply to most Option holders. Option holders should contact their tax advisers with respect to the potential impact of the alternative minimum tax.

     The market value of the Common Stock of the Company on March 21, 1997, as reported on the American Stock Exchange was $7.63 per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN.

     PROPOSAL TO ADOPT THE AUDIOVOX CORPORATION 1997 RESTRICTED STOCK PLAN
                             (ITEM 3 ON PROXY CARD)

ADOPTION OF THE 1997 RESTRICTED STOCK PLAN BY THE BOARD OF DIRECTORS

     To enable the Company to continue to make awards of restricted stock, the Board on March 18, 1997 unanimously adopted the 1997 Restricted Stock Plan, which is now being presented to the stockholders for approval.

     The affirmative vote of a majority of the shares entitled to vote at the meeting is necessary for approval of the 1997 Restricted Stock Plan. If so approved, the plan will become effective immediately.

     The following description of the material features of the plan is qualified in its entirety by the terms of the plan, a copy of which is included as Exhibit B to this Proxy Statement. Shareholders are urged to read the plan.

PURPOSE

     The 1997 Restricted Stock Plan is intended to provide a method whereby key employees and directors of the Company and its affiliates who are responsible for the management and growth of the business and who are making a substantial contribution to its success may be encouraged to acquire stock ownership in the Company. Stock ownership by key employees and directors should increase their proprietary interest in the business, provide them with greater incentive to carry out their duties in a manner which will benefit the Company and encourage them to continue to serve and to promote the interests of the Company and its stockholders.

AMOUNT OF SHARES

     The aggregate number of shares of Class A Common Stock for which Options ('Options') may be granted under the 1997 Stock Option Plan, together with Awards ('Awards') granted under the 1997 Restricted Stock Plan, is 1,000,000 shares. Shares covered by unexercised or canceled options or expired, forfeited or canceled Awards will be available for granting of other Options or Awards.

     Provision has been made for adjustments to prevent dilution or enlargement of rights in the event of a stock merger, recapitalization, reorganization, stock split-up or other extraordinary corporate transaction.

ADMINISTRATION OF THE PLAN

     The 1997 Restricted Stock Plan is administered by the Compensation Committee (the 'Committee') of the Board of Directors of the Company, the members of which Committee are not and will not within one year before or after their service on the Committee be eligible to participate in the 1997 Restricted Stock Plan. Subject to the provisions of the 1997 Restricted Stock Plan, the Committee has full authority with respect to the 1997 Restricted Stock Plan to select recipients of Awards, to determine the number of shares covered by each Award, the restrictions applicable to each Award and certain other terms of Awards granted.

ELIGIBLE PARTICIPANTS

     At March 24, 1997, approximately 927 employees and 6 directors of the company and its affiliates were eligible to participate in the 1997 Restricted Stock Plan.

DURATION OF THE PLAN

     The Restricted Stock Plan expires on March 18, 2017. The Company may, at any time, terminate or suspend the Plan; provided, however, that no amendment may be made without the approval of the stockholders of the Company which would
(i) increase the total number of shares as to which Awards may be granted either to all individuals or any one individual; (ii) extend the period of the 1997 Restricted Stock Plan with respect to Awards. No Award may be granted during any suspension of the 1997 Restricted Stock Plan or after the 1997 Restricted Stock

Plan has been terminated. No amendment, suspension or termination of the 1997 Restricted Stock Plan may, without the consent of the holder, alter or impair any of the rights or obligations granted thereunder provided, however, that the Committee retains the right to cancel Awards or accelerate the removal of restrictions on Awards without the consent of the holder.

     As of March 24, 1997, no shares of restricted stock have been awarded under the 1997 Restricted Stock Plan.

CONSIDERATION TO BE RECEIVED

     No consideration is required to be paid by the grantee for an Award of treasury (i.e., previously issued and reacquired) shares of Class A Common Stock. In the case of an Award of authorized but unissued shares, the consideration required to be paid by the grantee is equal to the aggregate par value of the shares awarded (i.e., one cent [$0.01] multiplied by the number of shares awarded). The consideration may not exceed ten percent (10%) of the fair market value (as defined in the 1997 Restricted Stock Plan) of the shares subject to the Award at the time the shares are sold to the grantee.

TERMINATION AND RESTRICTIONS

     If a grantee of an Award under the 1997 Restricted Stock Plan while in the employ or, if applicable, while a member of the Board of Directors of the Company or an affiliate, and his death occurs more than twelve months after an Award was granted to him, all remaining restrictions on the shares subject to that Award shall lapse and cease to be effective as of the end of that month. In the event a grantee's employment or membership on the Board of Directors is terminated before the expiration of the restrictions on the shares subject to an Award by reason other than death, or by reason of death within twelve months of the date of the Award, then the grantee forfeits such shares to the Company at the time of such termination. Any attempt to dispose of such shares in contravention of these restrictions would be null and void.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences to the Company and the participants in the 1997 Restricted Stock Plan of the award of restricted stock under currently applicable provisions of the Internal Revenue Code of 1986 (the 'Code') are substantially as follows:

     Generally, no taxable income for federal income tax purposes will be recognized by a grantee upon the receipt of an Award of restricted stock until the restrictions on the shares awarded expire. At such time the grantee will recognize ordinary taxable income equal to the excess of the fair market value of the shares on the date the restrictions expire over any consideration paid for the stock. The Company will be able to deduct a corresponding amount for the Company's taxable year in which or with which ends the taxable year in which such amount is includable in the taxable income of the grantee.


     A grantee may elect to recognize income in the tax year in which he receives an Award instead of the year in which the restrictions expire. If he so elects, he recognizes ordinary income equal to the excess of the fair market value of the underlying shares on the date the Award is granted, over any consideration paid for such shares. The Company receives a corresponding deduction for the Company's taxable year in which or with which ends the taxable year in which such amount is includable in the taxable income of the grantee. To make such an election, the grantee must notify the Internal Revenue service within 30 days of receipt of an Award and, under the terms of the restricted stock agreement, must notify the Company within ninety (90) days after the end of the taxable year in which he elects to recognize income. If the shares are forfeited prior to the expiration of restrictions, the grantee is not allowed a deduction for the amount previously included in his taxable income.

     The market value of the Common Stock of the Company on March 21, 1997, as reported on the American Stock Exchange was $7.63 per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 1997 RESTRICTED STOCK PLAN.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board has again appointed the firm of KPMG Peat Marwick as independent auditors for the fiscal year ending November 30, 1997. A representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he so desires.

                                 OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than as set forth in Items 1, 2 and 3 of the Notice of Annual Meeting. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their direction.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders currently scheduled for May 8, 1998, must be received by the Secretary of the Company not later than November 29, 1997 for inclusion in the proxy statement. The proposals must comply with all applicable statutes and regulations.

                    REQUEST TO VOTE, SIGN AND RETURN PROXIES

     If you do not intend to be present at the Annual Meeting of Stockholders on May 16, 1997, please vote, date and sign the enclosed proxy, and return it in the accompanying envelope, at your earliest convenience.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE FURNISHED WITHOUT CHARGE,

BY FIRST CLASS MAIL, UPON THE WRITTEN OR ORAL REQUEST OF ANY STOCKHOLDER, INCLUDING ANY BENEFICIAL OWNER, ENTITLED TO VOTE AT THE MEETING. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE ATTENTION OF CHRIS LIS JOHNSON, THE COMPANY'S SECRETARY, 150 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK 11788, TELEPHONE: (516) 231-7750.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                    CHRIS LIS JOHNSON
                                                        Secretary
                                                   Audiovox Corporation

Hauppauge, New York
March 25, 1997

                                                                       EXHIBIT A

                              AUDIOVOX CORPORATION
                             1997 STOCK OPTION PLAN

     1. Purpose of the Plan. This Plan is intended to provide a method whereby key employees and directors of Audiovox Corporation (the 'Company'), its subsidiaries and Affiliates, who are largely responsible for the management, growth and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company, thus increasing their proprietary interest in the business, providing them with greater incentive to carry out their duties in a manner which will benefit the Company, and encouraging them to continue to serve and promote the interests of the Company and all its stockholders. Accordingly, the Company will, from time to time during the effective period of this Plan, grant to such employees and directors as may be selected in the manner provided herein, Options to purchase shares of the Class A Common Stock of the Company subject to the conditions specified in this Plan.

     2. Definitions. (a) 'Affiliate' means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     (b) 'Award' means an award of restricted stock made pursuant to the Audiovox Corporation 1997 Restricted Stock Plan, as Amended.

     (c) 'Board' means the Company's Board of Directors.

     (d) 'Code' means the Internal Revenue Code of 1986, as amended.

     (e) 'Compensation Committee' or 'Committee' means the individuals designated from time to time by the Board, to perform administrative functions pursuant to Section 3 of the Plan.

     (f) 'Common Stock' means shares of the Class A Common Stock, par value $.01 per share, of the Company.


     (g) 'Disability' means permanent and total disability, as defined in
Section 22(e)(3) of the Internal Revenue Code.

     (h) 'Fair Market Value' means the market price of the Class A Common Stock on the American Stock Exchange consolidated reporting system on the date of grant.

     (i) 'Grantee' means an employee or director to whom an Option is granted.

     (j) 'Incentive Stock Option' means an incentive stock option described in
Section 422A of the Code and granted under this Plan.

     (k) 'Non-Qualified Stock Option' means an option granted pursuant to this Plan and not intended to qualify as an Incentive Stock Option.

     (l) 'Option' means either an Incentive Stock Option or a Non-Qualified Stock Option or both, as the context may require.

     3. Administration. This Plan shall be administered by the Compensation Committee. The Committee shall be appointed by the Board and shall consist of three or more members, all of whom shall be outside directors.

     Any discretionary authority vested in the Committee shall not be exercised in contravention of the terms of this Plan or in such manner as to prevent any Incentive Stock Option granted hereunder from qualifying as an incentive stock option under Section 422A of the Code.

     Subject to the provisions of this Plan and the applicable requirements of federal and state law, the Committee shall have full and final authority, in its discretion, to take the following actions:

          (a) to determine the individuals to be granted Options under this Plan;

          (b) to determine the number of shares subject to each Option;

          (c) to determine the time or times at which Options will be granted;

          (d) to determine the Option Price of the shares subject to each Option, which price shall be not less than the minimum specified in Section 7 of this Plan;

          (e) to determine or change the time or times when each Option becomes exercisable and the duration of the exercise period; provided, however, that no option shall be exercisable until the shares subject to the Option shall have been registered under the Securities Act of 1933 or an exemption from registration is available;

          (f) to prescribe the form or forms of the instruments evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);


          (g) to adopt, amend and rescind such rules and regulations as it determines are necessary or advisable in the administration of this Plan;

          (h) to construe and interpret this Plan, the rules and regulations and the instruments evidencing Options granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

          (i) to delegate such administrative functions as it deems appropriate; and

          (j) in general, to exercise full and final authority (consistent with this instrument) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

     Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

     4. Shares Available for Options. The aggregate number of shares of Class A Common Stock of the Company, par value of $.01 per share, for which Options may be granted under this Plan and Awards granted under the Audiovox Corporation 1997 Restricted Stock Plan shall not exceed 1,000,000 shares and such amount of shares shall be reserved for Options granted under this Plan and for Awards granted under the Audiovox Corporation 1997 Restricted Stock Plan (subject to adjustment as provided in Section 15).

     The shares transferred by the Company upon the exercise of Options under this Plan shall be, at the discretion of the Committee, either authorized but unissued shares of Class A Common Stock of the Company or shares of such stock held by the Company as treasury shares, including shares purchased in the open market.

     If an Option granted under this Plan shall expire unexercised or is canceled unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of other Options under this Plan, or other Awards under the Audiovox Corporation 1997 Restricted Stock Plan.

     5. Eligibility. Non-Qualified Stock Options will be granted only to persons selected by the Committee who are employees or directors of the Company or a subsidiary or an Affiliate. Incentive Stock Options will be granted only to persons selected by the Committee who are employees of the Company or a subsidiary or an Affiliate. The term 'directors' shall include all persons who are members of the Board of Directors of the Company or any subsidiary or Affiliate. The term 'employees' shall include officers as well as all other employees of the Company, its subsidiaries and its Affiliates and shall include directors of the Company, a subsidiary or an Affiliate who are also employees of the Company, a subsidiary or an Affiliate. Any member of the Board who is not an employee of the Company, any of its subsidiaries or an Affiliate shall not be eligible to receive an Incentive Stock Option under this Plan. Any member of the Committee shall not be eligible to receive any Option under this Plan for the duration of his membership on the Committee and for twelve (12) months thereafter. In addition, the Committee may designate individual directors of the Company to be ineligible to receive Options under this Plan for a period of up to twelve (12) months for the purpose of qualifying such directors for membership in the Committee.

     In selecting the individuals to whom Options shall be granted, as well as in determining the number of shares subject to and the type, terms and provisions of each Option, the Committee shall weigh such factors as it deems relevant to accomplish the purposes of this Plan.

     An individual who has been granted an Option may be granted an additional Option, or Options, if the Committee shall so determine, subject to the other provisions of this Plan.

     Incentive Stock Options granted under this Plan must be granted within ten
(10) years from the date of adoption of this Plan or within ten (10) years from the date this Plan is approved by the stockholders of the Company, whichever date shall first occur.

     6. Term of Options. Each Option granted hereunder shall be exercisable for such period as the Committee shall determine. However, and subject to the provisions of Section 7(a), in no event shall an Incentive Stock Option be exercisable more than ten (10) years from the date of granting thereof.

     7. Option Price. The price at which the holder of an Option may exercise the Option (hereinafter the 'Option Price') shall be as follows:

          (a) Incentive Stock Options. Subject to subsection (c) hereof, the Option Price of an Incentive Stock Option shall be not less than the Fair Market Value of the shares subject to such Option (hereinafter the 'Option Shares') on the date such Option is granted (hereinafter the 'Valuation Date'). However, if at the time such Option is granted, the Grantee owns (as determined by applying the provisions of Section 425 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option Price for such Grantee shall be not less than 110% of the Fair Market Value of the Option Shares aforementioned as of the Valuation Date, and any Incentive Stock Option granted to such Grantee shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

          (b) Non-Qualified Stock Option. Subject to subsection (c) hereof, the Option Price of a Non-Qualified Stock Option shall be determined by the Committee, in its sole discretion, at the time such Option is granted and shall, in no event, be less than 50% of the Fair Market Value of the Option Shares on the Valuation Date.

          (c) Notwithstanding any provisions in this Section 7 to the contrary, in no event shall the Option Price of authorized but unissued shares of Class A Common Stock of the Company be less than the par value of such stock.

          (d) Nothing contained herein shall prohibit the Committee, in the exercise of sound business judgment, from canceling outstanding options and reissuing new options at a lower exercise price in the event that the fair market value per share of Class A Common Stock at any time prior to the date of exercise falls below the exercise price of options granted pursuant to the Plan; provided, however, that such actions shall be permitted only when approved by a majority of the disinterested directors of the Company.

     8. Transferability. No Option granted under this Plan shall be transferable except: (a) by will or the laws of descent and distribution; or, (b) if permitted by the Committee and if provided in the Option Agreement, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only members, or (v) to a trust for the sole benefit of Immediate Family Members. 'Immediate Family Members' shall be defined as the spouse and natural or adopted children or grandchildren of the Grantee and their spouses.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall be null and void and without effect.

     9. Option Agreements. The grant of every Option shall be evidenced by and conditioned upon the execution of a written option agreement between the Company and the Grantee (the 'Agreement'). The Agreement shall set forth the number of shares subject to the Option, the Option Price, the period during which the Option may be exercised, and any other terms not inconsistent with this Plan which the Committee may deem necessary or appropriate from time to time. However, any Agreement as to an Incentive Stock Option shall not contain any provision which would cause such Option granted thereunder to fail to qualify as an incentive stock option under Section 422A of the Code. The Committee may approve a form of Agreement which the Committee, in its discretion, may specify as the sole form of Agreement effective to grant Options under this Plan.

     Notwithstanding the date upon which an Agreement may be executed, the date upon which an Option is deemed to be granted hereunder shall be the effective date of the approval of such Option by the Committee.

     10. Exercise of Options. (a) Subject to Section 12, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Agreement evidencing such Option.

     (b) A Grantee electing to exercise an Option shall give written notice to the Committee of such election and of the number of shares he elects to purchase, and shall at that time tender the full Option Price of the shares he elects to purchase. Options shall be exercisable in such installments as the Grantee may elect under such restrictions as the Committee may provide.


     (c) The Option Price of shares subject to a Non-Qualified Stock Option shall be tendered in cash. The Option Price of shares subject to an Incentive Stock Option may be tendered in shares of the Class A Common Stock of the Company, in cash, or any combination of such shares and cash, or such other property as the Committee may provide from time to time. Class A Common Stock of the Company tendered as part or all of the Option Price of an Incentive Stock Option shall be valued at its Fair Market Value as determined in the manner prescribed in Section 2(g) as of the date of exercise of the Option.

     (d) No Option shall be affected by any change of duties or position of the Grantee (including, but not limited to, the transfer of the Grantee to or from an Affiliate), so long as the Grantee continues to be an employee or, if applicable, a director of the Company or an Affiliate.

     (e) If a Grantee dies while in the employ or, if applicable, while on the Board of Directors of the Company or an Affiliate, those persons who shall acquire, by will or by the laws of descent and distribution, the right to exercise any Option previously granted to the deceased Grantee may exercise such Option, subject to the terms of subsections (f) and (h) of this Section 10, upon such terms as may be specified in the applicable Agreement, or upon such other terms as the Committee may specify.

     (f) Subject to Section 6, in the event a Grantee's employment with or membership on the Board of Directors of the Company, a subsidiary or an Affiliate is terminated by reason of the Grantee's death an Option will terminate if not exercised, to the extent the Grantee shall have been entitled to do so on the date of termination, within twelve (12) months after the Grantee's death.

     (g) In the event a Grantee's employment with or membership on the Board of Directors of the Company, a subsidiary or an Affiliate is terminated, all rights to exercise a Non-Qualified Stock Option shall expire on the date of such termination of employment.

     (h) With respect to an Incentive Stock Option, the following shall apply:

          (i) Subject to Section 6, and except as otherwise provided in this Plan, in the event a Grantee's employment by the Company, a subsidiary or an Affiliate is terminated for reasons other than the Grantee's death, Disability or termination for cause, an Incentive Stock Option will terminate if not exercised, to the extent the Grantee shall have been entitled to do so on the date of termination, within three (3) months from the date of the Grantee's termination of employment. If the Grantee dies during said three (3) month period, such Option will terminate if not exercised within three (3) months from the date of the Grantee's termination of employment.

          (ii) Subject to Section 6, in the event a Grantee's employment with the Company, a subsidiary or any Affiliate is terminated by reason of the Grantee's Disability, an Incentive Stock Option will terminate if not exercised, to the extent the Grantee shall have been entitled to do so on the date of termination, within twelve (12) months after the Grantee's termination of employment due to Disability. If the Grantee dies during said twelve (12) month period such Option will terminate if not exercised within such twelve (12) month period.

          (iii) If a Grantee's employment shall terminate for cause, all rights to exercise an Option shall expire on the date of such termination of employment.

          (iv) For purposes of subparagraphs (i) and (iii) of this paragraph
     (h), termination for cause shall mean termination of employment by reason of the Grantee's habitual alcohol or drug abuse or commission of a felony, fraud, willful misconduct, or the unauthorized disclosure of any Company trade secrets or financial or confidential data which has resulted, or is likely to result, in substantial and material damage to the Company, all as the Committee, in its sole discretion, may determine.

     (i) For purposes of this Plan, an employee or director who is on a leave of absence approved by the Company or an Affiliate shall not be deemed to have terminated his position as an employee or director.

     11. Change in Control. In the event that:

          (a) any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than 80 percent of the voting power entitled to be cast at elections for directors ('Voting Power') of the Company; or

          (b) there occurs any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its Affiliates to any other person and (i) in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation (excluding for this purpose any person, including any Affiliate or Associate, that directly or indirectly owns or is entitled to vote 20 percent or more of the Voting Power of the Company) hold less than 80 percent of the Voting Power of the survivor of such merger or consolidation or its parent; or (ii) in the case of any such sale, lease or exchange, the Company does not own at least 80 percent of the Voting Power of the other person; or

          (c) one or more new directors of the Company are elected and at such time five or more directors (or, if less, a majority of the directors) then holding office were not nominated as candidates by a majority of the directors in office immediately before such election;

then the dates upon which 50% of the outstanding and unexercisable Stock Options may be exercised shall be advanced to the date of the Change in Control (without regard to installment exercise limitations, if any).


     If the Committee believes that any such event is reasonably likely to occur, the Committee may so revise, alter, amend or modify as set forth above at any time before and contingent upon the consummation of such an event.

     12. Limit on Amount of Incentive Stock Options. The aggregate Fair Market Value of Class A Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by a Grantee during any calendar year under this Plan and all other incentive stock option plans of the Company and all Affiliates shall not exceed $100,000.

     13. No Rights as Stockholder. No Grantee shall have any rights as a stockholder with respect to any shares subject to an Option prior to the date of issuance to him of a certificate or certificates for such shares.

     14. No Rights to Continued Employment. The Plan and any Option granted under the Plan shall not confer upon any Grantee any right with respect to continuance of employment by the Company or any Affiliate, nor shall they interfere in any way with the right of the Company or any Affiliate by which a Grantee is employed to terminate his employment at any time.

     15. Additional Property. At the time any Option is granted, the Committee, in its discretion, may convey to the Grantee such additional property as it may determine, including, without limitation, cash or stock appreciation rights, provided that in the case of an Incentive Stock Option, any such additional property shall be of the type described in Section 422A(c)(4) of the Code.

     16. Adjustment upon Changes in Capitalization. The instruments evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the Option Prices, or both, in the event there are changes in the outstanding Class A Common Stock of the Company by reason of stock dividends, stock split-ups, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like, of or by the Company. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

     17. Investment Representation. Each Agreement may provide that, upon demand by the Committee for such a representation, the Grantee (or any person acting on behalf of the Grantee) shall deliver to the Committee at the time of any exercise of an Option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Grantee or such other person to purchase any shares. Certificates for shares issued upon the exercise of an Option which are not registered under the Securities Act of 1933 shall bear a legend substantially as follows: 'The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.'


     18. Necessity of Stockholder Approval. This plan and any Options granted hereunder shall be null, void, and of no effect unless the Plan is approved by the stockholders of the Company within twelve (12) months from the date of the Plan's adoption by the Board.

     19. Amendment, Suspension or Termination of Plan. At any time, the Company may amend, terminate or suspend this Plan; provided, however, that, subject to the provisions of Section 16, no such amendment shall, without approval of the stockholders of the Company:

          (a) increase the aggregate number of shares as to which Options may be granted under this Plan either to all individuals or any one individual;

          (b) change the minimum Option Price stated in this Plan;

          (c) increase any maximum stated period during which Options may be exercised;

          (d) permit any employee of the Company or of an Affiliate who owns more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate to exercise an Incentive Stock Option more than five years after such Option shall be granted; or

          (e) extend the effective period of this Plan with respect to Incentive Stock Options. No Option may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension or termination shall, without the Grantee's consent, alter or impair any of the Grantee's rights or obligations under any Option theretofore granted to him under this Plan; provided however, that an Option can be canceled pursuant to Sections 7(d) and 21 of this Plan even after the amendment, suspension or termination of the Plan.

     20. Duration of the Plan. The duration of this Plan shall be indefinite. However, no Incentive Stock Option shall be granted under this Plan after the expiration of ten years from the earlier of: (1) the date the Plan is adopted by the Board; or (2) the date the Plan is approved by the stockholders of the Company.

     21. Cancellation. The Committee retains the right, without the consent of the Grantee, to cancel or accelerate Options in whole or in part at its sole discretion.

     22. Name of the Plan. This Plan shall be known as the Audiovox Corporation 1997 Stock Option Plan.

     23. Savings Clause. Notwithstanding any language to the contrary contained herein, this Plan shall be interpreted and administered in accordance with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the 'Act') so as to exempt from the application of section 16(b) of the Act the acquisition of Options by directors and officers of the Company or an Affiliate pursuant to this Plan.


     24. Applicable Law. This Plan will be administered in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT B
                              AUDIOVOX CORPORATION
                       1997 RESTRICTED STOCK OPTION PLAN

     1. Purpose of the Plan. This Plan is intended to provide a method whereby key employees and directors of Audiovox Corporation (the 'Company'), its subsidiaries and its Affiliates who are largely responsible for the management, growth and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company, thus increasing their proprietary interest in the business, providing them with greater incentive to carry out their duties in a manner which will benefit the Company, and encouraging them to continue to serve and promote the interests of the Company and all its stockholders. Accordingly, the Company will, from time to time during the effective period of this Plan, grant to such employees and directors as may be selected in the manner provided herein, awards of shares of the Class A Common Stock of the Company subject to restrictions as specified in this Plan.

     2. Definitions. (a) 'Affiliate' means a member of a controlled group of corporations of which the Company is a member.

     (b) 'Award' means an award of Restricted Stock granted under this Plan.

     (c) 'Board' means the Company's Board of Directors.

     (d) 'Code' means the Internal Revenue Code of 1986, as amended.

     (e) 'Compensation Committee' or 'Committee' means the individuals designated from time to time by the Board, to perform administrative functions pursuant to Section 3 of this Plan.

     (f) 'Fair Market Value' means the market price of the Class A Common Stock on the American Stock Exchange Consolidated reporting system on the date of the award.

     (g) 'Grantee' means an individual to whom an Award is granted pursuant to this Plan.

     (h) 'Restricted Stock' means Class A Common Stock of the Company granted pursuant to an Award made under this Plan and subject to the restrictions determined pursuant to Section 3.

     3. Administration. This Plan shall be administered by the Compensation Committee. The Committee shall be appointed by the Board and shall consist of two or more members, all of whom shall be outside directors.

     Any discretionary authority vested in the Committee shall not be exercised in contravention of the terms of this Plan.


     Subject to the provisions of this Plan and the applicable requirements of federal and state law, the Committee shall have full and final authority, in its discretion, to take the following actions:

          (a) to determine the individuals to be granted Awards;

          (b) to determine the number of shares of Class A Common Stock subject to each Award;

          (c) to determine the time or times at which Awards will be granted;

          (d) to determine the restrictions to be placed on the shares subject to each Award including, but not limited to, the discretion to accelerate the vesting of shares or to require achievement of performance goals to accelerate vesting;

          (e) to determine the duration of the restrictions on any Award;

          (f) to prescribe the form or forms of the instruments evidencing Awards granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

          (g) to adopt, amend and rescind such rules and regulations as it determines necessary or advisable in the administration of this Plan;

          (h) to construe and interpret this Plan, the rules and regulations and the instruments evidencing Awards granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

          (i) to delegate such administrative functions as it deems appropriate; and

          (j) in general, to exercise full and final authority (consistent with this instrument) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

     Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

     4. Shares Available for Awards; Consideration. (a) The aggregate number of shares of Class A Common Stock of the Company, par value of $.01 per share, for which Awards may be granted under this Plan and Options granted under the Audiovox Corporation 1997 Stock Option Plan shall not exceed 1,000,000 shares and such amount of shares shall be reserved for Awards granted under this Plan and for Options granted under the Audiovox Corporation 1997 Stock Option Plan (subject to adjustment as provided in Section 13).

     The shares available for Awards under this Plan shall be, at the discretion of the Committee, either authorized but unissued shares of Class A Common Stock of the Company or shares of Class A Common Stock held by the Company as treasury shares, including shares purchased in the open market.

     If an Award granted under this Plan shall expire, be forfeited or be canceled, any shares covered thereby shall thereafter be available for the granting of other Awards under this Plan or Options under the Audiovox Corporation 1997 Stock Option Plan.

     (b) No consideration shall be required to be paid by any Grantee for an Award of treasury shares of Class A Common Stock of the Company. In the case of authorized but unissued shares, the consideration required to be paid by the Grantee shall be equal to the aggregate par value of the shares awarded, and may not exceed ten percent (10%) of the Fair Market Value of the shares subject to the Award at the time the shares are sold to the Grantee. The Grantee's right to purchase shares for consideration subject to an Award shall expire on a date to be established by the Committee in the Restricted Stock Agreement, which date shall be not later than sixty (60) days after the date the Award is granted.

     5. Eligibility. Awards will be granted only to persons selected by the Committee who are employees or directors of the Company, a subsidiary or an Affiliate. The term 'directors' shall include all persons who are members of the Board of Directors of the Company or a subsidiary or an Affiliate. The term 'employees' shall include officers as well as all other employees of the Company, its subsidiaries and its Affiliates. Any member of the Committee shall not be eligible to receive an Award under this Plan for the duration of his membership in the Committee and for a period of twelve (12) months thereafter. In addition, the Committee may designate individual directors of the Company to be ineligible to receive Awards under this Plan for a period of up to twelve
(12) months for the purpose of qualifying such directors for membership on the Committee.

     In selecting the individuals to whom Awards shall be granted, as well as in determining the number of shares subject to and the terms and restrictions on each Award, the Committee shall weigh such factors as it deems relevant to accomplish the purposes of this Plan.

     An individual who has been granted an Award may be granted an additional Award or Awards, if the Committee shall so determine.

     6. Non-Transferability of Restricted Stock. No Restricted Stock granted under this Plan shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, for such period beginning on the date on which an Award is granted as the Committee shall determine, and in no event before the date that the Plan is approved by the stockholders of the Company. In order to enforce such restrictions, the Committee will cause a legend or legends to be placed on any certificates representing shares of Restricted Stock, which legend or legends shall make an appropriate reference to restrictions imposed hereunder. Certificates for shares issued pursuant to an Award which are not registered under the Securities Act of 1933 shall bear a legend substantially as follows: 'The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.'


     7. Restricted Stock Agreements. The grant of every Award pursuant to the Plan shall be evidenced by and conditioned upon the execution of a written Restricted Stock Agreement (the 'Agreement') between the Company and the Grantee. The Agreement shall set forth the number of shares subject to the Award, the type and duration of the restrictions on such Award and any other terms not inconsistent with this Plan which the Committee may deem necessary or appropriate from time to time. The Committee may approve a form of Agreement which the Committee, in its discretion, may specify as the sole form of Agreement effective to grant Awards under this Plan.

     Notwithstanding the date upon which such Agreement may be executed, the date upon which an Award is deemed to be granted hereunder shall be the effective date of the approval of such Award by the Committee.

     8. Expiration of Restrictions. (a) Restrictions on any Award granted under this Plan shall expire on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Agreement evidencing such Award. The expiration of restrictions on any Award granted under this Plan may be accelerated based upon achievement of specified performance criteria, as determined by the Committee, in its sole discretion.

     (b) Restrictions on any Award of Performance Shares shall expire only upon achievement of the specified performance criteria, as determined by the Committee, in its sole discretion, and contained in an Agreement.

     (c) If a Grantee's employment by or membership on the Board of Directors of the Company, its subsidiaries or any Affiliate is terminated for cause before the expiration of the restrictions on the shares subject to an Award, then the Grantee shall forfeit such Restricted Stock to the Company at the time of such termination. Any attempt to dispose of Restricted Stock in contravention of the foregoing restriction shall be null and void. For purposes of this Plan, 'cause' shall be deemed to exist if a Grantee willfully engages in misconduct which is materially injurious to the Company or an Affiliate, monetarily or otherwise.

     (d) If a Grantee's employment by or membership on the Board of Directors of the Company, its subsidiaries or any Affiliate is terminated by reason of the Grantee's death or disability, and such termination shall occur more than twelve
(12) months after an Award was granted to such Grantee, but before the lapse of any restrictions on such Award, all such restrictions shall lapse and cease to be effective as of the end of the month in which such termination occurs. For purposes of determining the expiration of restrictions on Performance Shares, Target performance shall be deemed to have been achieved.

     (e) In the event a Grantee's employment with or membership on the Board of Directors of the Company, its subsidiaries or any Affiliate is terminated by an involuntary termination (other than for cause), and such termination shall occur more than twelve (12) months after an Award was granted to such Grantee, but before the lapse of any restrictions on such Award, then the restrictions on such award shall lapse on a prorated basis, determined by multiplying the number of shares awarded by a fraction the denominator of which is the number of days in the restriction period, and the numerator is the number of days a Grantee is employed during the restriction period. For purposes of determining the expiration of restrictions on Performance Shares, in the Committee's sole discretion, either Target performance may be deemed to have been achieved, or the actual performance to the date of termination may be deemed to have been achieved for the full performance period.

     (f) For purposes of this Plan, an employee or director who is on leave of absence approved by the Company or an Affiliate shall not be deemed to have terminated his employment or his directorship.

     9. Change in Control.  In the event that:

          (a) any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than 80 percent of the voting power entitled to be cast at elections for directors ('Voting Power') of the Company; or

          (b) there occurs any merger or consolidation of the company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its Affiliates to any other person and (i) in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation (excluding for this purpose any person, including any Affiliate or Associate, that directly or indirectly owns or is entitled to vote 20 percent or more of the Voting Power of the Company) hold less than 80 percent of the Voting Power of the survivor of such merger or consolidation or its parent; or (ii) in the case of any such sale, lease or exchange, the Company does not own at least 80 percent of the Voting Power of the other person; or

          (c) one or more new directors of the Company was elected and at such time five or more directors (or, if less, a majority of the directors) then holding office were not nominated as candidates by a majority of the directors in office immediately before such election;

     the Committee may, in its direction, revise, alter, amend or modify any agreement with a Grantee, and any then outstanding Restricted Stock granted to a Grantee, in any manner that it deems appropriate, including, but not limited to, either of the following respects:

          (i) the Restricted Stock may be deemed to pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the unexercised portion of the Option would be entitled if he or she actually owned such shares immediately prior to the record date or other time any such event becomes effective;

          (ii) restrictions upon 50% of the Restricted Stock outstanding may expire on the date of the Change in control; and


          (iii) target performance may be deemed to have been achieved for purposes of determining expiration of restrictions on Performance Shares.

     If the Committee believes that any such event is reasonably likely to occur, the Committee may so revise, alter, amend or modify as set forth above at any time before and contingent upon the consummation of such an event.

     10. No Rights as Stockholder. No Grantee shall have any rights as a stockholder with respect to any shares subject to his Award prior to the date of the expiration of all restrictions on such Award other than the right to vote such shares and receive dividends thereunder. Restricted Stock subject to an Award will be held by the Company, together with a stock power which shall be executed by the Grantee until such time as all restrictions shall lapse.

     11. No Rights to Continued Employment. The Plan and any Award granted under the Plan shall not confer upon any Grantee any right with respect to continuance of employment by the Company or any Affiliate, nor shall they interfere in any way with the right of the Company or any Affiliate by which a Grantee is employed to terminate his employment at any time.

     12. Additional Property. At the time any Award is granted, the Committee, in its discretion, may convey to the Grantee such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

     13. Adjustment upon Changes in Capitalization. The instruments evidencing Awards granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, in the event there are changes in the outstanding Class A Common Stock of the Company by reason of stock dividends, stock splitups, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like, of or by the Company. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Awards thereafter may be granted under this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

     14. Necessity of Stockholder Approval. This Plan, as Amended and any Awards granted hereunder shall be null, void, and of no effect unless the Plan is approved by the stockholders of the Company within twelve (12) months from the date the Plan's amendments and extensions are adopted by the Board.

     15. Amendment, Suspension or Termination of Plan. At any time, the Company may amend, terminate or suspend this Plan; provided, however, that, subject to the provisions of Section 13, no such amendment shall, without approval of the stockholders of the Company:

          (a) increase the aggregate number of shares as to which Awards may be granted under this Plan either to all individuals or any one individual; or

          (b) extend the effective period of this Plan.

     No Award may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension or termination shall,

without the Grantee's consent, alter or impair any of the Grantee's rights or obligations under any Award theretofore granted to him under this Plan; provided, however, that an Award can be canceled pursuant to Section 16 of this Plan even after the amendment, suspension or termination of the Plan.

     16. Duration of the Plan. The duration of this Plan shall be twenty years from the earlier of: (1) the date the Plan was originally adopted by the Board; or (2) the date the Plan was originally approved by the stockholders of the Company.

     No Awards shall be granted under the Plan after the end of such twenty-year period.

     17. Cancellation. The Committee retains the right, without the consent of the Grantee, to cancel Awards or accelerate the removal of restrictions on Awards in whole or in part at its sole discretion.

     18. Name of the Plan. This Plan shall be known as the Audiovox Corporation 1997 Restricted Stock Plan, as Amended.

     19. Applicable Law. This Plan will be administered in accordance with the laws of the State of Delaware.

     20. Savings Clause. Notwithstanding any language to the contrary contained herein, this Plan shall be interpreted and administered in accordance with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the 'Act') so as to exempt from the application of section 16(b) of the Act the acquisition of Restricted Stock by directors or officers of the Company or an Affiliate pursuant to this Plan.

PROXY                 AUDIOVOX CORPORATION (THE 'COMPANY')                 PROXY

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

    The undersigned appoints each of PHILIP CHRISTOPHER and CHARLES M. STOEHR proxies with power of substitution to vote for the undersigned at the Annual Meeting of Stockholders at the Company's headquarters, 150 Marcus Boulevard, Hauppauge, New York, on Friday, May 16, 1997 at 10:00 A.M., and at any adjournment, granting power and authority to act on behalf of the undersigned at said meeting or any adjournment.

1. ELECTION OF DIRECTORS.  To elect Directors as set forth in the Proxy
   Statement.

Class A Stockholders:
        Gordon Tucker         Irving Halevy         Paul C. Kreuch, Jr.

Class B Stockholders:


              John J. Shalam, Philip Christopher, Charles M. Stoehr
                            Patrick M. Lavelle, Ann M. Boutcher, Richard Maddia

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE OUT THAT NOMINEE'S NAME ABOVE.)

  FOR all nominees                       WITHHOLD AUTHORITY to vote for
  listed above. / /                      all nominees listed above. / /

2. PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN

   FOR / /          AGAINST / /         ABSTAIN / /

3. PROPOSAL TO ADOPT THE 1997 RESTRICTED STOCK PLAN

   FOR / /          AGAINST / /         ABSTAIN / /

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF NO INSTRUCTION IS INDICATED, THE UNDERSIGNED'S VOTE WILL BE CAST IN FAVOR OF THE PROPOSAL. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 25, 1997 AND A COPY OF THE ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1996.

  SHARES DESIGNATED BELOW ARE CLASS A COMMON STOCK UNLESS OTHERWISE INDICATED.

                                                Dated:                    , 1997
                                                --------------------------------
                                                --------------------------(L.S.)
                                                --------------------------(L.S.)
                                                Signature of Shareholder(s)

                                                      NOTE: When signing as
                                                      Executor, Administrator,
                                                      Trustee, Guardian, etc.
                                                      please add full title.
                                                      (Sign exactly as name
                                                      appears on this proxy.)

                                                      THIS PROXY IS SOLICITED BY
                                                      THE BOARD OF DIRECTORS.